                                                                    Exhibit 10.2


                                 PUT OPTION AND
                            STOCK PURCHASE AGREEMENT

         This Agreement (this "Agreement") is made this 1st day of October 1998 (the "Effective Date"), by and among Diametrics Medical, Inc., a Minnesota corporation, with its principal place of business at 2658 Patton Road, Roseville, Minnesota 55113 (the "Company"), and Johnson & Johnson Development Corporation, a New Jersey corporation, with its principal place of business at One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933 (the "Purchaser").

                                   BACKGROUND

         A. The Company and Johnson & Johnson Professional Inc., a New Jersey corporation ("JJPI"), have entered into a Distribution Agreement of even date herewith (the "Distribution Agreement").

         B. In connection with the Distribution Agreement, the Company desires to sell shares of its common stock, par value $.01 (the "Common Stock"), and the Purchaser desires to purchase the same, each on the terms and subject to the conditions set forth herein.

         C. The Company and the Purchaser desire to make certain representations, warranties, covenants and agreements in connection with, and establish various conditions precedent to, the sale and purchase of shares of the Company's Common Stock.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

         Section 1. Authorization and Issuance of the Securities. Subject to the terms and conditions of this Agreement, the Company has, or before the Initial Closing (as defined in Section 3.1 below) will have, authorized the issuance and delivery to the Purchaser of the Put Shares (as defined in Section 2.3 below).

         Section 2. Put Right of the Company.

         2.1 Put Right. The Company shall have, and is hereby granted, the right and option to sell to the Purchaser, and to require the Purchaser to purchase, the Put Shares upon and subject to the terms and conditions hereinafter set forth (the said right and option to sell the Put Shares being hereinafter called the "Put"). The Company may exercise the Put at any time during the period of one year from the opening of business on October 1, 1998, to the close of business on September 30, 1999 (the "Put Period"), by giving the Purchaser notice of its election to sell the Put Shares, or a part thereof, as hereinafter provided. During the Put Period, the Put may be exercised in whole at any time or in part from time to time; provided, however, no partial exercise shall be for Put Shares valued in the aggregate less than $1,000,000, and the Company shall be entitled to exercise the Put no more than twice during the Put Period.

         2.2 Put Notification Date; Put Date. The Company shall provide written notice to the Purchaser of its election or partial election to exercise the Put, which notice shall specify (a) the date of notice of exercise of the Put (the "Put Notification Date"), (b) the dollar amount of the equity investment required to be made by Purchaser, (c) the Put Price Per Share (as defined in Section 2.4 below), (d) the number of Put Shares to be purchased, (e) the date on which the Purchaser shall purchase the Put Shares from the Company (the "Put Date") and (f) a written statement of the calculation of the Put Price Per Share. Such written notice shall be given by the Company within two (2) business days after the Put Notification Date. The Put Date shall be no sooner than the third business day nor later than the seventh business day after the Purchaser receives such notice.

         2.3 Put Shares. With respect to each exercise of the Put, the "Put Shares" shall be defined as that number of shares of Common Stock of the Company as determined by dividing the dollar amount of the equity investment to be made by the Purchaser by the Put Price Per Share; provided, however, that the aggregate equity investment that the Purchaser shall be required to make pursuant to this Agreement shall not exceed $5,000,000, with the number of Put Shares determined in accordance with the applicable Put Price Per Share. For example, if the Company partially exercises the Put and sells Put Shares to the Purchaser valued at $2,000,000 based on the applicable Put Price Per Share, the Company may, prior to the expiration of the Put Period, exercise the Put one more time and sell Put Shares to the Purchaser valued at up to $3,000,000 (or any lesser amount if greater than $1,000,000) based on the then applicable Put Price Per Share.

         2.4 Put Price Per Share. The "Put Price Per Share" shall be defined as the lesser of (a) the arithmetic average of the closing sales prices of the Common Stock of the Company as reported by The Nasdaq National Market for the twenty (20) consecutive days on which the Common Stock is traded prior to and including the Put Notification Date, or (b) $7.00. The Put Price Per Share shall be appropriately adjusted to reflect any stock dividend, stock split, recapitalization or similar corporate action.

         2.5 Sale of the Put Shares. Subject to the terms and conditions hereof, upon exercise by the Company of the Put, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the Put Shares for an aggregate purchase price not to exceed $5,000,000.

         Section 3. Closing and Delivery.

         3.1 Initial Closing. Subject to the satisfaction or waiver of the conditions to Initial Closing set forth in Sections 8 and 9 hereof, the initial closing of this Agreement (the "Initial Closing") shall be held on October 1, 1998 at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or on such other date and place as may be agreed to by the Company and the Purchaser. The date upon which the Initial Closing occurs is herein referred to as the "Initial Closing Date."

         3.2 Put Closing. Each closing of the purchase and sale of the Put Shares pursuant to this Agreement (each, a "Put Closing") shall be held on the Put Date at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or on such other date and place as may be agreed to by the Company and the Purchaser. The date upon which each Put Closing occurs is herein referred to as the "Put Closing Date".

         3.3 Delivery of the Shares. At each Put Closing, the Company shall deliver to the Purchaser an executed stock certificate registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the Put Shares purchased by the Purchaser. Also at each Put Closing, the Purchaser shall pay to the Company the aggregate purchase price for the Put Shares by certified check or wire transfer.

         Section 4. Representations and Warranties of the Company. Except as set forth on the Schedule of Exceptions attached hereto as Exhibit A, the Company hereby represents and warrants as of the date hereof to the Purchaser as follows:

         4.1 Organization and Standing. Each of the Company and its Subsidiary (as hereinafter defined in this Section 4.1) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has full corporate power and authority to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results or operations of the Company or its Subsidiary). Other than Diametrics Medical, Ltd., formerly known as Biomedical Sensors, Ltd., (the "Subsidiary"), the Company has no subsidiaries or equity interest in any other entity.

         4.2 Corporate Power; Authorization. The Company has all requisite corporate power, and will have taken all requisite corporate action, to execute and deliver this Agreement, to sell and issue the Put Shares and to carry out and perform all of its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally, and (iii) as rights to indemnity or contributions hereunder may be limited by federal or state securities laws or principles of public policy. The execution and delivery of this Agreement, the performance of this Agreement and the compliance with the provisions hereof do not, and the issuance, sale and delivery of the Put Shares by the Company will not, conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Articles of Incorporation or Bylaws of the Company or any statute, law, rule or regulation applicable to the Company or its Subsidiary, or any state or federal order, judgment or decree applicable to the Company or its Subsidiary, or any indenture, mortgage, lease or other agreement or instrument to which the Company or its Subsidiary or any of the properties of such person is subject, except such as would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company or its Subsidiary.

         4.3 Issuance and Delivery of the Put Shares. The Put Shares, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and issued in compliance with all applicable federal and state securities laws. Further, the Put Shares, when issued and paid for in compliance with the provisions of this Agreement, will not be subject to preemptive, co-sale, right of first refusal or any other similar rights of the shareholders of the Company or any liens or encumbrances. Issuance of the Put Shares does not and will not constitute a default under or give rise to a right of termination, cancellation, restriction or acceleration of any right or obligation of the Company or its Subsidiary or a loss of any benefit to which the Company or its Subsidiary is entitled under any provision of any agreement, contract or other instrument binding upon or applicable to the Company or its Subsidiary or any of the properties, assets, licenses, franchises, permits or other similar authorizations of either of them.

         4.4 SEC Documents; Financial Statements. Each of the Company and its Subsidiary has filed in a timely manner all documents that such person was required to file with the Securities and Exchange Commission ("SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the 36 months preceding the date of this Agreement. As of their respective filing dates (or, if amended, when amended), all documents filed by the Company or its Subsidiary with the SEC, whether under the Exchange Act or under the Securities Act of 1933, as amended (the "Securities Act"), during such 36-month period (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be. The Company satisfies the requirements for the use of Form S-3 under the Securities Act, to register the offers and sales of the Put Shares contemplated by the Shelf Registration Statement (as defined in Section
10). None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company and its Subsidiary included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and its Subsidiary at the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments (unless otherwise disclosed in the SEC Documents) and the absence of footnotes). There is no material liability or commitment of the Company or its Subsidiary which is not reflected in the most recent Financial Statements except commitments made since the date of such Financial Statements in the ordinary course of business. There have not been any changes in the assets, liabilities, financial condition or operations of the Company or its Subsidiary from those reflected in the most recent Financial Statements, except changes in the ordinary course of business that have not had and are not reasonably expected to have a material adverse effect on the business, properties, financial condition or results of operations of the Company or its Subsidiary.

         4.5 Intellectual Property. (a) Each of the Company and its Subsidiary has sufficient title and ownership of all material patents, patent rights, inventions, trademarks, service marks, copyrights, trade secrets, proprietary rights, processes and know-how (collectively, "Intellectual Property") owned or used by it or that are necessary for the conduct of its business as presently conducted and believes it can obtain, on commercially reasonable terms, any additional rights necessary for its business as proposed to be conducted, and the Intellectual Property does not, and will not, conflict with or constitute an infringement of the rights of others;

         (b) There are no outstanding options, licenses (whether to or from the Company) or agreements of any kind relating to the Intellectual Property described in paragraph (a) of this Section 4.5 or granting rights to any other person to manufacture, license, produce, assemble, market or sell products or services derived or derivable from the Intellectual Property of the Company or its Subsidiary, nor is the Company or its Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity;

         (c) Neither the Company nor its Subsidiary has received any communications alleging that such person or any of its employees has violated or infringed or, by conducting its business as proposed, would violate or infringe, any of the Intellectual Property of any other person or entity;

         (d) Neither the Company nor its Subsidiary is aware that any of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or its Subsidiary with respect to the Intellectual Property of the Company or its Subsidiary or otherwise or that would conflict with the business of the Company or its Subsidiary as proposed to be conducted; and

         (e) Neither the execution nor delivery of this Agreement, nor the carrying on of the business of the Company or its Subsidiary by the employees of such person, nor the conduct of the business of the Company or its Subsidiary as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of the employees of the Company or its Subsidiary (or people such person currently intends to hire) made prior to their employment by such person.

         4.6 Properties. The Company and its Subsidiary have good and valid title to all of the properties and assets reflected as owned by the Company or its Subsidiary in the Financial Statements, free and clear of all material liens, mortgages (statutory or otherwise), security interests, pledges, claims or encumbrances except those, if any, disclosed in the Financial Statements. The Company and its Subsidiary hold their leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company or its Subsidiary. The Company and its Subsidiary own or lease all of such properties as are necessary to their operations as now conducted.

         4.7 Capitalization. The authorized capital stock of the Company consists of 35,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. There are 23,366,258 shares of Common Stock and no shares of Preferred Stock outstanding as of the date of this Agreement, and, excluding the exercise of vested options and warrants outstanding at the discretion of the holder thereof and shares purchased through the Company's existing employee stock purchase plan, immediately prior to the Initial Closing, 23,366,258 shares of Common Stock and no shares of Preferred Stock will be outstanding. The certificates evidencing the Put Shares will be in due and proper legal form and will be duly authorized for issuance by the Company. All of the issued and outstanding securities of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with federal, state and other applicable laws and were issued without violation of any preemptive, co-sale or other right. Except as otherwise disclosed in the SEC Documents and in the Financial Statements, there is no outstanding option, warrant, agreement or other right calling for the issuance or redemption of, and there is no commitment, plan or arrangement to issue or redeem, any securities of the Company. The Company does not have any binding agreement with respect to the acquisition or purchase of the securities of or owned by any person or entity or the acquisition of the business, assets or liabilities of any person or entity, and the Company does not have any agreement or understanding with respect to the disposition or sale of its business, or any of its material assets or property.

         4.8 Litigation. There is no pending or, to the Company's knowledge, threatened, action, suit or other proceeding to which the Company or its Subsidiary is a party or to which the property or assets of the Company or its Subsidiary is subject which might result in a material adverse effect on the business, properties, financial condition or results of operations of the Company or its Subsidiary.

         4.9 No Defaults. Neither the Company nor its Subsidiary is in violation or default of any provisions of its Articles of Incorporation or Bylaws, or any organizational documents, or in breach with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound which violation, default or breach would have a material adverse effect on the business, properties, financial condition or results of operations of the Company or its Subsidiary, and there does not exist any state of facts which constitutes an event of default on the part of the Company or its Subsidiary as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

         4.10 Material Agreements. Each of the Company and its Subsidiary is a party to all agreements that are necessary for the conduct of the business of such person as presently conducted and all such agreements are currently in effect. Neither the Company nor its Subsidiary is in breach of any provision of any such agreement where such breach would have a material adverse effect on the business, properties, financial condition or results of operations of the Company or its Subsidiary.

         4.11 Governmental Consents; Compliance with Law. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (i) the filing of a Shelf Registration Statement and all amendments thereto with the SEC as contemplated by Section 10.1 of this Agreement, (ii) any filings required by state securities laws and (iii) if required, the filing of a notification and report form under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Each of the Company and its Subsidiary is conducting business in compliance in all material respects with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including but not limited to, all applicable local, state and federal environmental laws and regulations.

         4.12 Insurance. Each of the Company and its Subsidiary maintains insurance of the types and in the amounts generally deemed adequate for its business covering all risks customarily insured against, all of which insurance is in full force and effect.

         4.13 Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         4.14 Taxes. Each of the Company and its Subsidiary has filed all necessary federal, state, local, and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon except for such taxes as are being contested in good faith, and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its Subsidiary which would have a material adverse effect on the business, properties, financial condition or results of operations of the Company or its Subsidiary.

         4.15 Listing. The Company's Common Stock is traded on The Nasdaq National Market.

         4.16 Broker's Fee. Other than Lehman Brothers and Bay City Capital, the Company represents that there are no brokers or finders entitled to compensation by the Company or its Subsidiary in connection with any of the transactions referred to or contemplated hereby, and shall indemnify the Purchaser for any such fees for which the Company or its Subsidiary is responsible.

         4.17 Disclosure. No representation or warranty of the Company contained in this Agreement or in the Schedule of Exceptions or in any bring-down certificate required to be delivered to the Purchaser at the Initial Closing, contains or will contain any untrue statement of a material fact or omit to state a material fact required to make the statements herein or therein not misleading.

         Section 5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof to the Company as follows:

         5.1 Investment Purposes. (a) The Purchaser acknowledges that the Put Shares are being issued in reliance upon the exception from the registration requirements of the Securities Act provided by Section 4(2) thereof and as such the Put Shares will be "restricted securities" within the meaning of Rule 144.

         (b) The Purchaser will be acquiring the Put Shares pursuant to this Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Put Shares or any arrangement or understanding with any other persons regarding the distribution of such Put Shares except in each case as conforms with all applicable requirements of the Securities Act, applicable blue sky laws and all rules and regulations promulgated thereunder.

         (c) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

         (d) The Purchaser has, in connection with its decision to acquire the Put Shares, relied with respect to the Company and its affairs solely upon the SEC Documents and the other information delivered to such Purchaser by the Company as described in Sections 4.4 above and the representations and warranties of the Company contained herein.

         (e) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

         (f) The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally, including any specific performance, and (iii) as to those provisions of Section 10.3 relating to indemnity or contribution.

         5.2 No Advice. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the acquisition of the Put Shares constitutes legal, tax or investment advice to the Purchaser. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Put Shares.

         5.3 Restriction on Transfer. The Purchaser understands that: (a) other than to a person directly or indirectly controlling, controlled by, or in common control with, the Purchaser (any such person, an "Affiliate"), the Put Shares will not be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement; (b) the Company may provide stop transfer instructions to its transfer agent with respect to the Put Shares in order to enforce the restrictions contained in this Section 5.3 and to confirm that the Purchaser has complied with its obligations contained in Section 10.2 hereof; and (c) each certificate representing Put Shares shall be in the name of the Purchaser and shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY ONLY BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF BY PURCHASER IF SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE OR OTHER SECURITIES LAWS, UNLESS THE COMPANY DETERMINES THAT EXEMPTION FROM SUCH REGISTRATION REQUIREMENT IS AVAILABLE."

The legend contained in this Section 5.3 shall be removed from a stock certificate immediately upon receipt by the Company's transfer agent of a certificate substantially in the form of Appendix I attached hereto. Notwithstanding the foregoing, such Put Shares must be held in certificated form until such Put Shares have been sold in accordance with the provisions of Appendix I attached hereto.

         5.4 Broker's Fee. The Purchaser represents that there are no brokers or finders entitled to compensation by the Purchaser in connection with any of the transactions referred to herein or contemplated hereby, and shall indemnify the Company for any such fees for which the Purchaser is responsible.

         Section 6. Covenants of the Parties.

         6.1 Maintenance of Listing. During the Put Period and for so long as the Company is obligated to keep in effect the Shelf Registration Statement provided under Section 10 hereof, the Company will use its reasonable best efforts to maintain its listing on The Nasdaq National Market or a national securities exchange, as defined in the Exchange Act.

         6.2 Filings. The parties shall consult and fully cooperate with and provide assistance to each other in preparing and filing as soon as practicable all consents, approvals and authorizations necessary or advisable to be made or obtained from any third party or governmental agency in order to consummate the transactions contemplated hereby.

         6.3 Waiver of Right of Investment. Within thirty (30) days following the Initial Closing or prior to the first Put Closing, whichever occurs first, the Purchaser shall have received a certificate from a duly authorized officer of the Company certifying that "Purchasers" (as defined in the Preferred Stock Purchase Agreement dated January 30, 1997, between the Company and the "Purchasers" listed on Schedule A thereto) representing 95% of the Preferred Shares purchased under that Preferred Stock Purchase Agreement have waived such "Purchasers'" rights to invest under Section 7.5 thereof, with respect to the transactions contemplated by this Agreement (including without limitation the issuance of the Put Shares).

         6.4 Publicity. Neither party hereto shall originate any publicity, news release, or other announcement, written or oral, whether to the public press, the trade, JJPI's or Diametrics's customers or otherwise, relating to this Agreement, or to performance hereunder or the existence of an arrangement between the parties without the prior written approval of the other party hereto, except as may be required by law or the requirements of the National Association of Securities Dealers, in which case the party proposing to issue such press release or make such public statement shall use reasonable efforts to consult in good faith with the other party before issuing any such press release or making any such public statement.. In no event shall the Company attribute any statement to JJDC or any of its Affiliates in any public statement without the prior written consent of JJDC. The Company shall not use the name of JJPI or any of its Affiliates for advertising or promotional purposes without the prior written consent of JJPI.

         Section 7. Survival of Representations, Warranties and Agreements; Indemnification.

         7.1 Survival. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the certificates representing the Put Shares and the payment thereof, until the first anniversary of the Initial Closing Date, except for the representations set forth in Section 4.3 and 4.7, which shall survive indefinitely, and the representations as to taxes set forth in Section 4.14, which shall survive for the period expiring ninety (90) days after the expiration of the period during which a claim by the applicable taxing authority for a deficiency or other tax adjustment would not be barred by the statute of limitations applicable to such taxes (any such period an "Indemnity Period").

         7.2 Purchaser's Right to Indemnification. Subject to the provisions of this Section 7, the Company hereby agrees to indemnify and hold harmless the Purchaser and its employees, agents, directors, officers, equity holders, successors, predecessors, assigns and affiliates (collectively, the "Purchaser Indemnified Parties") from and against (i) any and all losses, obligations, liabilities, damages, claims, deficiencies, costs and expenses (including, but not limited to, the amount of any settlement entered into pursuant hereto and all reasonable legal and other expenses incurred in connection with the investigation, prosecution or defense of the matter but excluding consequential damages) (collectively, "Claims"), which may be asserted against or sustained or incurred by the Purchaser Indemnified Parties in connection with, arising out of, or relating to (A) any breach or alleged breach of any of the representations, warranties, agreements and covenants made by the Company herein or in any certificate or other document delivered to any Purchaser Indemnified Party by or on behalf of the Company in connection with this Agreement; or (B) any false, incorrect or misleading representation or warranty made by or on behalf of the Company herein or in any certificate or other document delivered to any Purchaser Indemnified Party by or on behalf of the Company in connection with this Agreement; and (ii) any and all costs and expenses (including, but not limited to, reasonable legal expenses) incurred by any Purchaser Indemnified Party in connection with the enforcement of its rights under this Agreement. No claim for indemnification pursuant to this Section 7 may be commenced after the relevant Indemnity Period; provided, however, that claims made within such Indemnity Period shall survive to the extent of the Claim covered thereby until such Claim is finally determined and, if applicable, paid. The parties to this Agreement acknowledge that such indemnification provisions apply only with respect to the Put Shares and the shares of Common Stock issued or issuable as dividends on, or other distributions with respect to the Put Shares; and any other security issued or issuable in exchange for, or in replacement of, the Put Shares.

         7.3 Procedure for Claims.

                  (a) Promptly, but in any event within 10 days after obtaining knowledge of any claim or demand which may give rise to, or could reasonably give rise to, a claim for indemnification hereunder (an "Indemnification Claim"), the Purchaser shall give written notice to the Company of such Indemnification Claim ("Notice of Claim"). A Notice of Claim shall be given with respect to all Indemnification Claims; provided, however, that the failure to give a timely Notice of Claim to the Company shall not relieve the Company from any liability that it may have to the Purchaser Indemnified Parties hereunder to the extent that the Company is not prejudiced by such failure. The Notice of Claim shall set forth the amount (or a reasonable estimate) of the loss, damage or expense suffered, or which may be suffered, by the Purchaser Indemnified Party as a result of such Indemnification Claim and the aggregate amount of all Indemnification Claims to date and a brief description of the facts giving rise to such

Indemnification Claim. The Purchaser shall furnish to the Company such information (in reasonable detail) as the Purchaser may have with respect to such Indemnification Claim (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same).

                  (b) If the claim or demand set forth in the Notice of Claim is a claim or demand asserted by a third party (a "Third Party Claim"), the Company shall have fifteen days (or such shorter period (but not less than ten days) if any answer or other response or filing with respect to the pleadings served by the third party is required prior to the fifteenth day) after the date of receipt by the Company of the Notice of Claim (the "Notice Date") to notify the Purchaser in writing of the election by the Company to defend the Third Party Claim on behalf of the Purchaser Indemnified Parties.

                  (c) If the Company elects to defend a Third Party Claim on behalf of the Purchaser Indemnified Parties, the Purchaser shall make available to the Company and its agents and representatives all records and other materials in the Purchaser's possession which are reasonably required in the defense of the Third Party Claim and the Company shall pay any expenses payable in connection with the defense of the Third Party Claim as they are incurred (whether incurred by the Purchaser or the Company).

                  (d) If the Company has assumed control of the defense, the Company may contest or settle the Third Party Claim on such terms as the Company may choose, provided, however, that the Company will not have the right, without the prior written consent of the Purchaser, to settle any such claim if such settlement (i) arises from or is part of any criminal action, suit or proceeding
(ii) contains a stipulation to, confession of judgment with respect to, or admission or acknowledgment of, any liability or wrongdoing on the part of any Purchaser Indemnified Party, (iii) relates to any foreign federal, state or local tax matters, (iv) provides for injunctive relief, or other relief other than damages, which is binding on any Purchaser Indemnified Party, (v) does not fully release all Purchaser Indemnified Parties with respect to the relevant Third Party Claim or (vi) has any res judicata or collateral estoppel effect that could be adverse to any Purchaser Indemnified Party.

                  (e) If the Company elects to defend a Third Party Claim, the Purchaser Indemnified Parties shall have the right to participate in the defense of the Third Party Claim, at the Purchaser Indemnified Parties' expense (and without the right to indemnification for such expense under this Agreement); provided, however, that the reasonable fees and expenses of counsel retained by the Purchaser Indemnified Parties shall be at the expense of the Company if (A) the use of the counsel chosen by the Company to represent the Purchaser Indemnified Parties would present such counsel with a conflict of interest; (B) the parties to such proceeding include both Purchaser Indemnified Parties and the Company and there may be legal defenses available to Purchaser Indemnified Parties which are different from or additional to those available to the Company; (C) within ten days after being advised by the Company of the identity of counsel to be retained to represent the Purchaser Indemnified Parties, the Purchaser Indemnified Party affected by such claim shall have objected to the retention of such counsel for valid reasons (which shall be stated in a written notice to the Company), and the Company shall not have retained different counsel reasonably satisfactory to such Purchaser Indemnified Party; or (iv) the Company shall authorize the Purchaser Indemnified Parties to retain separate counsel at the expense of the Company.

                  (f) If the Company elects to defend a Third Party Claim, and does not defend a Third Party Claim in good faith, the Purchaser Indemnified Parties shall have the right, in addition to any other right or remedy it may have hereunder, at the sole and exclusive expense of the Company, to defend such Third Party Claim; provided, however, that such expenses shall be payable by the Company only if and when such Third Party Claim becomes payable.

                  (g) The Purchaser shall cooperate with the Company in the defense of Third Party Claims. Subject to the foregoing, (i) the Purchaser Indemnified Parties shall not have any obligation to participate in the defense of or to defend any Third Party Claim and (ii) the Purchaser Indemnified Parties' defense of or participation in the defense of any Third Party Claim shall not in any way diminish or lessen the right to indemnification as provided in this Section 7.

         Section 8. Conditions to Company's Obligations at the Initial Closing. The Company's obligation to complete the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions at the Initial Closing to the extent not waived by the Company:

         8.1 Consents and Approvals. Any consents, waivers, clearances, approvals and authorizations of regulatory or governmental bodies (including, without limitation, the expiration or termination of the waiting period under the HSR Act) and other persons that are necessary in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained.

         8.2 Representations and Warranties Correct. The representations and warranties made by the Purchaser in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Initial Closing Date.

         Section 9. Conditions to the Purchaser's Obligations at the Initial Closing. The Purchaser's obligation to complete the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions at the Initial Closing to the extent not waived by the Purchaser:

         9.1 Consents and Approvals. Any consents, waivers, clearances, approvals and authorizations of regulatory or governmental bodies (including, without limitation, the expiration or termination of the waiting period under the HSR Act) and other persons that are necessary in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained.

         9.2 Representations and Warranties Correct. The representations and warranties made by the Company in Section 4 shall be true and correct in all material respects (except with respect to representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) when made and as of the Initial Closing Date, and the Purchaser shall have received a certificate signed by the chief executive officer of the Company, or such other officers of the Company as agreed upon by the parties hereto, that each of such representations and warranties is true and correct in all material respects (except with respect to representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) on and as of the Initial Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Initial Closing Date, and that such party has performed and complied with all of its obligations under this Agreement which are to be performed or complied with on or prior to the Initial Closing Date.

         9.3 Certificate as to Absence of Material Adverse Effect. The Purchaser shall have received a certificate signed by a duly authorized officer of the Company certifying that, since the date of the Company's most recent filing with the SEC, there have not been any changes in the assets, liabilities, financial condition or operations of the Company or its Subsidiary, except changes in the ordinary course of business that have not had and are not expected to have a material adverse effect on the business, properties, financial condition or results of operations of the Company or its Subsidiary.

         9.4 Legal Opinion. The Purchaser shall have received from Dorsey & Whitney LLP, counsel to the Company, an opinion letter addressed to the Purchaser, dated as of the Initial Closing Date, covering the matters set forth in Exhibit B hereto, subject to customary assumptions and qualifications.

         9.5 Closing Papers. The Purchaser shall have received the following, addressed to Purchaser and in form and substance reasonably satisfactory to
Purchaser:

         (a) certified copies of the resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the issuance of the Put Shares and each of the other agreements, instruments and transactions contemplated hereby;

         (b) certified copies of the certificate of incorporation and Bylaws of the Company as in effect on the Initial Closing Date; and

         (c) a certificate of the Secretary of the Company dated the Initial Closing Date, as to the incumbency and signatures of the officers executing this Agreement and all instruments executed pursuant hereto.

         Section 10. Conditions to the Purchaser's Obligations at each Put Closing. The Purchaser's obligations to complete the transaction contemplated by this Agreement at each Put Closing shall be subject to the satisfaction of the following conditions:

         10.1 Certificate regarding Representations and Warranties. The Purchaser shall have received a certificate signed by the chief executive officer of the Company, or such other officers of the Company as agreed upon by the parties hereto, certifying that each of the representations and warranties set forth in the form of officer certificate attached hereto as Exhibit C is true and correct in all material respects (except with respect to representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) on and as of the applicable Put Closing Date, and that the Company has performed and complied with all of its obligations under this Agreement which are to be performed and complied with on or prior to the applicable Put Closing Date.

         10.2 Certificate as to Absence of Material Adverse Effect. The Purchaser shall have received a certificate signed by a duly authorized officer of the Company certifying that, except as otherwise set forth in documents filed with the SEC, or in other publicly available documents, since the date of the Company's most recent filing with the SEC, there have not been any changes in the assets, liabilities, financial condition or operations of the Company or its Subsidiary, except changes in the ordinary course of business that have not had and are not expected to have a material adverse effect on the business, properties, financial condition.

         10.3 Distribution Agreement. The Distribution Agreement (as amended through the date of the applicable Put Closing, if applicable) shall continue to be in full force and effect as of the applicable Put Closing Date, unless such Distribution Agreement has been terminated as a result of a breach of such Distribution Agreement by JJPI.

         Section 11. Registration of the Put Shares; Compliance with the Securities Act.

         11.1 Registration Procedures and Expenses. (a) Upon written demand of the Purchaser received by the Company prior to one year following the final Put Closing Date, the Company shall prepare and file with the SEC within sixty (60) days following the receipt of such written demand, and thereafter shall use its reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Put Shares (the "Registrable Securities") by the Purchaser, in accordance with the methods of distribution set forth in such shelf registration statement, through The Nasdaq National Market or the facilities of any national securities exchange on which the Company's Common Stock is then traded, or in privately-negotiated transactions (a "Shelf

Registration Statement"). All shares of Common Stock acquired by the Purchaser pursuant to Section 2 shall be included in such Shelf Registration Statement, and the Company shall only be required to file up to two Shelf Registration Statements with respect to the Put Shares.

         (b) The Company shall use its reasonable best efforts (including, without limitation, the preparation and filing with the SEC of amendments and supplements to the Shelf Registration Statement and a prospectus to be used in connection therewith) to keep the Shelf Registration Statement continuously effective and not misleading until the earlier of (i) such time as all of the Registrable Securities have become eligible for sale under Rule 144 under the Securities Act or (ii) when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto. The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it takes any action that would result in the holders of the Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action is required by applicable law. Notwithstanding the foregoing, following the effectiveness of the Shelf Registration Statement, the Company may, at any time, suspend the effectiveness of the Shelf Registration Statement for up to no longer than seventy-five (75) days, as appropriate (a "Suspension Period"), by giving notice to the Purchaser, if (i) the Company shall have determined that the Company may be required to disclose any material corporate development or (ii) the Company shall be involved in an underwritten public offering of its securities. The Company will use its best efforts to minimize the length of any Suspension Period. Notwithstanding the foregoing, no more than two Suspension Periods may occur in any twelve (12) month period. The Purchaser agrees that, upon receipt of any notice from the Company of a Suspension Period, it will not sell (subject to the limitations on the Company set forth above) any Registrable Securities pursuant to the Shelf Registration Statement until (i) the Purchaser is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) the Purchaser has received copies of any additional or supplemental or amended prospectus, if applicable, and (iii) the Purchaser has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

         (c) In order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser, the Company shall furnish to the Purchaser with respect to the Registrable Securities registered under the Shelf Registration Statement such number of copies of prospectuses, prospectus supplements and preliminary prospectuses as the Purchaser reasonably requests in conformity with the requirements of the Securities Act.

         (d) The Company shall file any documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

         (e) Other than fees and expenses, if any, of counsel or other advisers to the Purchaser, which fees and expenses shall be borne by them, the Company shall bear all expenses

(exclusive of any brokerage fees, underwriting discounts and commissions) in connection with the procedures in paragraphs (a) through (d) of this Section 11.1.

         11.2 Transfer of Securities After Shelf Registration. The Purchaser agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act, except:

         (a) pursuant to the Shelf Registration Statement, in which case the Purchaser shall submit the certificates evidencing the Registrable Securities to the Company's transfer agent, accompanied by a separate "Purchaser's Certificate" (A) in the form of Appendix I attached hereto, (B) executed by an officer of, or other authorized person designated by, the Purchaser, and (C) to the effect that (1) the Registrable Securities have been sold in accordance with the Shelf Registration Statement and (2) the requirement of delivering a current prospectus has been satisfied; or

         (b) in a transaction exempt from registration under the Securities Act.

         11.3 Indemnification in Connection with Registration. As used in this
Section 11.3 the following terms shall have the following respective meanings:

         (a) "Selling Shareholder" shall mean the Purchaser and any transferee who is entitled to resell Registrable Securities pursuant to the Shelf Registration Statement, including any underwriter involved in such resale, and each person, if any, who controls such Selling Shareholder within the meaning of
Section 15 of the Securities Act, and each officer and each director of such Selling Shareholder;

         (b) "Shelf Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Shelf Registration Statement referred to in Section 10.1; and

         (c) "Untrue Statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Shelf Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any Untrue Statement on or after the effective date of the Shelf Registration Statement, or on or after the date of any prospectus or prospectus supplement or the date of any sale by any purchaser thereunder, or arise out of any failure by the Company to fulfill any undertaking included in the Shelf Registration Statement and the Company will reimburse such Selling

Shareholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable to such Selling Shareholder in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in such Shelf Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Shelf Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained in Section 11.1 or 11.2 hereof respecting sale of the Registrable Securities or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.

         The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Shelf Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any the officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, the failure by the Purchaser to comply with the covenants and agreements contained in
Section 11.1 or 11.2 hereof respecting sale of the Registrable Securities, or any Untrue Statement contained in the Shelf Registration Statement on or after the effective date thereof, or in any prospectus supplement as of its issue date or date of any sale by the Purchaser thereunder, if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Shelf Registration Statement, and the Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that in no event shall any indemnity by the Purchaser under this Section 11.3 exceed the gross proceeds received by the Purchaser from the sale of Registrable Securities covered by such Shelf Registration Statement.

         Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 11.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

         11.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 11 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Registrable Securities when such Registrable Securities shall have been sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Shelf Registration Statement covering such Registrable Securities or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

         11.5 Information Available. So long as the Purchaser continues to own any of the Registrable Securities and the Shelf Registration Statement is effective covering the resale of Registrable Securities owned by such person, the Company will make available to each such person:

         (a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within one hundred twenty (120) days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted auditing standards certified by a national firm of certified public accountants); (ii) its Annual Report on Form 10-K (excluding exhibits); (iii) its quarterly reports on Form 10-Q (excluding exhibits); (iv) its Proxy Statement; and (v) its current reports on Form 8-K, if any (excluding exhibits);

         (b) upon the request of any such person, all exhibits excluded by the parentheticals to subparagraphs (a)(ii),(iii) and (v) of this Section 11.5, in the form generally available to the public; and

         (c) upon the reasonable request of any such person, an adequate number of copies of the prospectuses and supplements to supply to any other party requiring such prospectuses.

         11.6 Changes in Information. The Purchaser agrees to promptly notify the Company of any changes in the information set forth in the Shelf Registration Statement regarding such person or such person's plan of distribution set forth in such Shelf Registration Statement.

         Section 12. Notices.

         All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile transmission, or when so received in the case of mail or courier, and addressed as follows:

         (a)      if to the Company, to:

                  Diametrics Medical, Inc.
                  2658 Patton Road
                  Roseville, Minnesota  55113
                  Attention: David T. Giddings, Chairman, CEO and President
                  Phone: (612) 639-8035
                  Fax: (612) 638-1197

         with a copy to:

                  Dorsey & Whitney LLP
                  220 South 6th Street
                  Minneapolis, Minnesota  55402
                  Attention: Kenneth Cutler, Esq.
                  Phone: (612) 340-2740
                  Fax: (612) 340-8738

         (b)      if to the Purchaser, to:

                  Johnson & Johnson Development Corporation
                  One Johnson & Johnson Plaza
                  New Brunswick, New Jersey 08933
                  Attention: Tom Gorrie
                  Phone: (732) 524-6730
                  Fax: (732) 524-5310

         with a copy to:

                  Johnson & Johnson, Inc.
                  Office of General Counsel
                  One Johnson & Johnson Plaza
                  New Brunswick, New Jersey 08933
                  Attention: General Counsel
                  Phone: (732) 524-0400
                  Fax: (732) 524-2788

Any change of an address set forth in this Section 12 may be accomplished by means of a notice sent in accordance with the terms of this Section 12.

         Section 13. Miscellaneous.

         13.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and the Purchaser.

         13.2 Sections; Headings; Dollar Amounts. Unless otherwise specified, all references in this Agreement to "Sections" shall be to Sections of this Agreement. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement. All currency referred to herein shall be in U.S.
dollars.

         13.3 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         13.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota as applied to contracts entered into and performed entirely in Minnesota by Minnesota residents, without regard to conflicts of law principles.

         13.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Delivery of an executed counterpart by facsimile shall be the same as delivery of an original counterpart.

         13.6 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         13.7 Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         13.8 Payment of Fees and Expenses. Each of the Company and the Purchaser shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                                    * * * * *

         In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                         DIAMETRICS MEDICAL, INC.


                                         By:    /s/ David T. Giddings
                                                -------------------------
                                         Name:  David T. Giddings
                                         Title: Chairman, President & CEO


                                         JOHNSON & JOHNSON DEVELOPMENT
                                              CORPORATION


                                         By:    /s/ Thomas M. Gorrie
                                                -------------------------
                                         Name:  Thomas M. Gorrie
                                         Title: Vice President

                                                                      APPENDIX I

                            DIAMETRICS MEDICAL, INC.

                 PURCHASER'S CERTIFICATE OF RESALE OF THE SHARES

         (i) The undersigned, an officer of, or other person duly authorized by

-------------------------------------------------------------------------------
              [fill in official name of individual or institution]

hereby certifies that he/she [said institution] is the Purchaser of the Shares evidenced by the attached stock certificate(s) and as such, sold such Shares on __________________ in accordance with shelf registration statement number

--------------------------------------------------------------------------------
   [fill in the number of or otherwise identify shelf registration statement]

and the requirement of delivering a current prospectus and current annual, quarterly and current reports (Forms 10-K, 10-Q and 8-K) by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser:
                                                --------------------------------
Name of Individual representing Purchaser:
                                                --------------------------------

Title of Individual representing Purchaser:
                                                --------------------------------

Signature by:

Individual representing Purchaser:
                                                --------------------------------

                                                                       EXHIBIT A


                                                        [Schedule of Exceptions]

                                                                       EXHIBIT B


                                                         [Form of Legal Opinion]

                                                                       EXHIBIT C


                                                   [Form of Officer Certificate]